AMENDMENT NO. 1 and AGREEMENT dated as of November 25,
                    2003 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 3, 2002 (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), NEW TEREX HOLDINGS UK LIMITED, a limited company organized under the laws of England (the "Scottish Borrower"), TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY, a company organized under the laws of the Republic of Ireland (the "European Borrower"), POWERSCREEN INTERNATIONAL LIMITED, a company organized under the laws of England ("Powerscreen"), P.P.M. S.A.S., a company organized under the laws of the Republic of France (the "French Borrower"), TEREX MINING AUSTRALIA PTY LTD, a company organized under the laws of New South Wales, Australia (the "Australian Borrower"), TEREX GERMANY GMBH & CO. KG, a partnership founded under the laws of the Federal Republic of Germany (the "German Borrower"), and TEREX ITALIA S.R.L., a company organized under the laws of the Republic of Italy (the "Italian Borrower" and, together with Terex, the Scottish Borrower, the European Borrower, Powerscreen, the French Borrower, the Australian Borrower and the German Borrower, the "Borrowers"), the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks (as defined in Article I of the Credit Agreement) and CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

     B. Pursuant to the Incremental Term Loan Assumption Agreement dated as of September 13, 2002, among Terex, Credit Suisse First Boston, Cayman Islands Branch, Citicorp USA, Inc. and the Administrative Agent, the Incremental Term Lenders party thereto (the "Tranche C Lenders") have made Other Term Loans to Terex in an initial aggregate principal amount of $210,000,000 (the "Tranche C Term Loans").

     C. Terex intends to issue and sell Additional Subordinated Notes pursuant to Section 6.01(c) of the Credit Agreement for gross cash proceeds of not less than $300,000,000 on or prior to the Amendment No. 1 Effective Date (as defined below)(the "Note Issuance").

     D. The net proceeds of the Note Issuance will be used by Terex (a) to redeem all of its outstanding 8-7/8% Senior Subordinated Notes due 2008 (the "Note Redemption") and (b) on or prior to the Amendment No. 1 Effective Date, to prepay

                                                                               2

$100,000,000 in aggregate principal amount of outstanding Term Loans (the "Note-Financed Prepayment").

     E. On or prior to the Amendment No. 1 Effective Date and in conjunction with the Note-Financed Prepayment, Terex intends to prepay an additional $100,000,000 in aggregate principal amount of outstanding Term Loans with cash on hand (together with the Note-Financed Prepayment, the "Term Loan Prepayment").

     F. The Borrowers have requested that certain other provisions of the Credit Agreement be amended as provided herein, including that the Incremental Term Loan Amount be reset to $250,000,000.

     G. The Requisite Lenders (as defined below), on the terms and subject to the conditions set forth herein, are willing so to amend the Credit Agreement.

     H. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments to the Credit Agreement.

     (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

          (i) The following new definitions are inserted in the appropriate alphabetical order therein:

               '"Amendment No. 1 Effective Date' shall have the meaning assigned to such term in Amendment No. 1 dated as of November 25, 2003, to this Agreement.

               'Designated Additional Subordinated Note Issuance' shall mean the issuance and sale by Terex on or prior to the Amendment No. 1 Effective Date of Additional Subordinated Notes pursuant to Section 6.01(c) of this Agreement for gross cash proceeds of not less than $300,000,000."

          (ii) The definition of the term "Net Cash Proceeds" is amended by deleting the words "with respect to the proceeds of any Asset Sale or series of related Asset Sales in an amount of less than or equal to $50,000,000 in the aggregate" in the second proviso therein and substituting therefor the words "with respect to up to $50,000,000 in the aggregate of proceeds of any Asset Sale or series of related Asset Sales".

          (iii) The definition of the term "Total Debt" is amended by amending and restating the parenthetical therein as follows:

                                                                               3

          "(other than Indebtedness of the type referred to in clauses (i) and (j) of the definition of the term 'Indebtedness', except to the extent of any unreimbursed drawings under Indebtedness of the type referred to in clause (j) of such definition)".

     (b) Section 2.27 of the Credit Agreement is hereby amended as follows:

          (i) Section 2.27(a) is amended by replacing the words "in an amount not to exceed the Incremental Term Loan Amount" in the first sentence therein with the words "(in addition to the Incremental Term Loan Commitments established prior to the Amendment No. 1 Effective Date) in an aggregate amount on or after the Amendment No. 1 Effective Date not to exceed the Incremental Term Loan Amount".

          (ii) The provisos in Section 2.27(b) are hereby amended and restated in their entirety as follows:

          "provided that, without the prior written consent of the Required Lenders, if the initial yield on any Other Term Loans (as determined by the Administrative Agent to be equal to the sum of (x) the Adjusted LIBOR margins on the Other Term Loans plus (y) if the Other Term Loans are initially made at a discount or the lenders making the same receive a fee (other than routine amendment fees) from Terex or any of its Subsidiaries for doing so (the amount of such discount or fee, expressed as a percentage of the Other Term Loans, being referred to herein as "OID"), the amount of such OID divided by the lesser of (A) the average life to maturity of such Other Term Loans and (B) 4) exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the "Yield Differential") the Applicable Percentage then in effect for Eurodollar Term Loans of any Class, then each Applicable Percentage for each adversely affected Class of Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans; provided further that, without the prior written consent of Lenders holding two-thirds in interest of the outstanding Loans and Commitments of any Class of Term Loans, (i) the final maturity date of any Other Term Loans shall be no earlier than (x) the final maturity date of any other Class of Term Loans and (y) if the initial yield (determined as provided above) on such Other Term Loans exceeds the Applicable Percentage then in effect for Eurodollar Term Loans of any Class, the date falling six months after the final maturity date of each such adversely affected Class, and (ii) the average life to maturity of any Other Term Loans shall be no shorter than (x) the average life to maturity of any other Class of Term Loans and (y) if the initial yield (determined as provided above) on such Other Term Loans exceeds the

                                                                               4

          Applicable Percentage then in effect for Eurodollar Term Loans of any Class, six months longer than the average life to maturity of each such adversely affected Class."

          (iii) The penultimate sentence of Section 2.27(b) is hereby amended by adding to the end thereof the following:

          "and any increase to the Applicable Percentages required by the foregoing provisions of this paragraph".

     (c) Section 6.03 of the Credit Agreement is hereby amended by deleting the words "the Capital Lease Obligations and Liens associated therewith would be permitted" therein and substituting therefor the words "any lease obligations and Liens associated therewith would not be prohibited".

     (d) Section 6.05(a) of the Credit Agreement is hereby amended by deleting the words "all or any substantial part of its assets" in the third line therein and substituting therefor the words "all or substantially all of the assets of Terex and the Restricted Subsidiaries".

     (e) Section 6.06 of the Credit Agreement is hereby amended as follows:

          (i) Section 6.06(a)(ii)(B) is hereby amended by deleting the words "pursuant to Section 6.09(b)(i), since the Restatement Closing Date shall not exceed $50,000,000" set forth therein and substituting therefor the words "pursuant to Section 6.09(b)(ii), on or after the Amendment No. 1 Effective Date shall not exceed $75,000,000"; and

          (ii) Section 6.06(a)(ii)(C) is hereby amended by deleting the words "pursuant to this clause (a) and Section 6.09(b)(i)" set forth therein and substituting therefor the words "pursuant to this clause (a) and Section 6.09(b)(ii)".

     (f) Section 6.09 of the Credit Agreement is hereby amended as follows:

          (i) Section 6.09(b) is hereby amended and restated in its entirety as follows:

               "(b) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Indebtedness for borrowed money (other than the Loans) of any Borrower or any Restricted Subsidiary or pay in cash any amount in respect of such Indebtedness that may at the obligor's option be paid in kind or in

                                                                               5

          other securities, except that (i) Terex and its Restricted Subsidiaries shall be permitted to do any of the foregoing with the Net Cash Proceeds of any Equity Issuance or Refinancing Indebtedness or the Designated Additional Subordinated Note Issuance, (ii) Terex and its Restricted Subsidiaries shall be permitted to do any of the foregoing if all of the following conditions are satisfied: (x) at the time of such distribution or payment and after giving effect thereto, no Default or Event of Default has occurred and is continuing or would arise as a result thereof; (y) the amount of all such distributions and payments made pursuant to this clause (ii), together with all dividends, redemptions and purchases made pursuant to Section 6.06(a)(ii), on or after the Amendment No. 1 Effective Date shall not exceed $75,000,000; and (z) on a pro forma basis and after giving effect to such distribution or payment and all other distributions or payments pursuant to this clause (ii) and Section 6.06(a)(ii) made after the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b), as applicable, as if such payments or distributions were made in the four-fiscal-quarter period ending on such last day of such fiscal quarter, the Consolidated Leverage Ratio as of the end of such four-fiscal-quarter period shall be less than 3.85 to 1.00, and (iii) Terex may at any time repay Indebtedness of any Borrower or any Restricted Subsidiary solely in shares of its capital stock."

          (ii) Section 6.09 of the Credit Agreement is hereby further amended by adding at the end thereof the following:

               "(c) In addition to amounts allowed under Section 6.09(b), at any time on or after April 1, 2006, Terex may expend up to $210,375,000 to repurchase, redeem, prepay or otherwise acquire for value its 10-3/8% Senior Subordinated Notes due 2011; provided, however, that at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing."

     (g) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 6.11. Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on the last day of any fiscal quarter of Terex ending during any period set forth below to be in excess of the ratio set forth below for such period:

      Period                                                    Ratio
      ------                                                    -----

      Restatement Closing Date - September 30, 2002        5.00 to 1.00

                                                                               6

      October 1, 2002 - September 30, 2003                 4.50 to 1.00
      October 1, 2003 - March 31, 2004                     4.25 to 1.00
      April 1, 2004 - December 31, 2004                    4.00 to 1.00
      January 1, 2005 - June 30, 2005                      3.75 to 1.00
      Thereafter                                           3.50 to 1.00

     (h) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 6.14. Senior Secured Debt Leverage Ratio. Permit the Senior Secured Debt Leverage Ratio on the last day of any fiscal quarter of Terex ending during any period set forth below to be in excess of the ratio set forth below for such period:

      Period                                                    Ratio
      ------                                                    -----

      Restatement Closing Date - December 31, 2003         2.25 to 1.00
      January 1, 2004 - June 30, 2005                      2.00 to 1.00
      Thereafter                                          Not Applicable


     SECTION 2. Agreements. (a) The parties hereto hereby agree that so long as and to the extent that any Term Loans (other than Tranche C Term Loans) remain outstanding, any Tranche C Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) delivered on or prior to 12:00 p.m.
(Noon), New York City time, on November 20, 2003, to decline all or any portion of the Term Loan Prepayment in respect of its Tranche C Term Loans, in which case the aggregate amount of the prepayment that otherwise would have been applied to prepay the Tranche C Term Loans of such Lender shall be applied pro rata to prepay outstanding Term Loans (other than Tranche C Term Loans).

          (b) Terex agrees to deliver irrevocable notice to redeem the 8-7/8% Senior Subordinated Notes in accordance with the redemption provisions contained in the Indenture dated as of March 31, 1998 (as amended, supplemented or otherwise modified from time to time), among Terex, the Guarantors identified therein and The Bank of New York, as trustee, by the date that is no later than 10 Business Days following the Amendment No. 1 Effective Date.

     SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                                                                               7

          (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     SECTION 4. Effectiveness. This Amendment shall become effective on the date that the following conditions are satisfied (the "Amendment No. 1 Effective Date"):

          (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers, (ii) the Subsidiary Guarantors and (iii) the Required Lenders and Revolving Credit Lenders holding a majority of the outstanding Revolving Credit Commitments (whether used or unused) (the "Requisite Lenders");

          (b) The Note Issuance shall have been completed and the Term Loan Prepayment shall have been made in full;

          (c) The Lenders shall have received the Amendment Fees payable pursuant to Section 5 of this Amendment.

     SECTION 5. Amendment Fee. Terex agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 12:00 p.m. (Noon), New York City time, on November 20, 2003, an amendment fee (the "Amendment Fee") in an amount equal to 0.20% of the sum of such Lender's Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender's outstanding Term Loans, in each case as the Amendment No. 1 Effective Date after giving effect to the Term Loan Prepayment to be made on the Amendment No. 1 Effective Date. The Amendment Fee shall be payable upon and subject to the effectiveness of this Amendment in accordance with Section 4 hereof. Once paid, the Amendment Fee shall not be refundable under any circumstances.

     SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any

                                                                               8

reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

     SECTION 9. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

     SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 11. Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby acknowledges receipt of and consents to the terms of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                        TEREX CORPORATION,

                        By
                          ----------------------------
                          Name:
                          Title:

                        NEW TEREX HOLDINGS UK LIMITED,

                        by
                          ----------------------------
                          Name:
                          Title:


                        TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY,

                        by
                          ----------------------------
                          Name:
                          Title:


                        POWERSCREEN INTERNATIONAL LIMITED,

                        by
                          ----------------------------
                          Name:
                          Title:


                        P.P.M. S.A.S.,

                        by
                          ----------------------------
                          Name:
                          Title:


                                                                              10


                        TEREX MINING AUSTRALIA PTY LTD,

                        by
                          ----------------------------
                          Name:
                          Title:


                        TEREX GERMANY GMBH & CO. KG,
                          BY ITS PARTNERS
                          TEREX VERWALTUNGS GMBH and
                          TEREX EUROPEAN HOLDINGS B.V.

                        by
                          ----------------------------
                          Name:
                          Title:


                        TEREX ITALIA S.R.L.,

                        by
                          ----------------------------
                          Name:
                          Title:


                        EACH SUBSIDIARY GUARANTOR LISTED
                        ON SCHEDULE I HERETO,

                        by
                          ----------------------------
                          Name:
                          Title:  Authorized Signatory


                        CREDIT SUISSE FIRST BOSTON, acting
                        through its Cayman Islands branch, individually and as Administrative Agent and as Collateral Agent,

                        by
                          ----------------------------
                          Name:
                          Title:


                        by
                          ----------------------------
                          Name:
                          Title:


                                                                              11

                                SIGNATURE PAGE TO AMENDMENT NO. 1
                                AND AGREEMENT DATED AS OF
                                NOVEMBER 25, 2003, TO THE TEREX
                                CORPORATION AMENDED AND RESTATED
                                CREDIT AGREEMENT DATED AS OF JULY 3,
                                2002.

NAME OF LENDER:________________________________


By
   -----------------------------------------
   Name:
   Title:

                             Subsidiary Guarantors


The American Crane Corporation
Amida Industries, Inc.
BL-Pegson USA, Inc.
Benford America, Inc.
CMI Dakota Company
CMI Terex Corporation
Cedarapids, Inc.
Coleman Engineering, Inc.
EarthKing, Inc.
Finlay Hydrascreen USA, Inc.
Fuchs Terex, Inc.
Genie Access Services, Inc.
Genie Financial Services, Inc.
Genie Holdings, Inc.
Genie Industries, Inc.
Genie International, Inc.
Genie Lease Management LLC
Genie Manufacturing, Inc.
Genie Portfolio Management LLC
Genie China, Inc.
GFS Commercial LLC
GFS National, Inc.
Go Credit Corporation
Koehring Cranes, Inc.
Lease Servicing & Funding Corp.
O&K Orenstein & Koppel, Inc.
PPM Cranes, Inc.
Payhauler Corp.
Powerscreen Holdings USA Inc.
Powerscreen International LLC
Powerscreen North America, Inc.
Powerscreen USA, LLC
Product Support, Inc.
Royer Industries, Inc.
Schaeff Incorporated
Spinnaker Insurance Company
Standard Havens Products, Inc.
Standard Havens, Inc.
Telelect Southeast Distribution, Inc.
Terex Advance Mixer, Inc.
Terex Cranes, Inc.
Terex Financial Services, Inc.
Terex Mining Equipment, Inc.
Terex-RO Corporation
Terex-Telelect, Inc.
Terex Utilities, Inc.
Terex Utilities South, Inc.
Utility Equipment, Inc.